                                                                EXHIBIT 10.1

                              AMENDED AND RESTATED
               1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN OF
                                7TH LEVEL, INC.,
                             A DELAWARE CORPORATION



                              I.  Purpose of Plan

     This AMENDED AND RESTATED 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN of 7TH LEVEL, INC. (the "PLAN") is intended to promote the interests of 7th Level, Inc., a Delaware corporation (the "COMPANY"), and its stockholders by helping to award and retain highly-qualified independent directors, and allowing them to develop a sense of proprietorship and personal involvement in the development and financial success of the Company. Accordingly, the Company shall grant to directors of the Company who are not and who never have been employees of the Company or any of its subsidiaries ("NON-EMPLOYEE DIRECTORS") the option ("OPTION") to purchase shares of the common stock, $.01 par value per share, of the Company ("COMMON STOCK"), as hereinafter set forth. Options granted under this Plan shall be options which do not constitute incentive stock options within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "CODE").


                             II.  Grant of Options

     Options may be granted only to individuals who are Non-Employee Directors of the Company.

     On the date on which a Non-Employee Director is first elected or appointed as a member of the Board, he or she (the "OPTIONEE") shall be granted an Option to purchase 20,000 shares of Common Stock. Upon the close of business on the date of each annual meeting of stockholders of the Company, commencing with the 1996 annual meeting of stockholders of the Company, each Non-Employee Director then in office shall be granted an Option to purchase 5,000 shares of Common Stock. Upon the close of business on the date of the 1996 annual meeting of stockholders of the Company, each Non-Employee Director in office on April 17, 1996, shall be granted an Option (a "Supplemental Option") to purchase 10,000 shares of Common Stock.

     If, as of any date that this Plan is in effect, there are not sufficient shares of Common Stock available under the Plan to allow for the grant to each Non-Employee Director of an Option for the number of shares provided herein, this Plan shall terminate as provided in Article IX hereof. All Options granted under this Plan shall be at the Option price set forth in Article V hereof and shall be subject to adjustment as provided in Article VII hereof.


                          III.  Shares Subject to Plan

     The aggregate number of shares of Common Stock that may be issued pursuant to Options granted under this Plan shall not exceed 125,000 shares of Common Stock (subject to adjustment as provided in Article VII). Such shares may consist of authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of this Plan shall cease to be subject to this Plan, but, until termination of this Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of this Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares of Common Stock theretofore subject to such Option may again be subject to an Option granted under this Plan to the extent permitted under Rule 16b-3. The aggregate number of shares which may be issued under this Plan shall be subject to adjustment as provided in Article VII hereof. Exercise of an Option in any manner shall result in a decrease in the number of shares of Common Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.

                                 IV.  Option Agreements

          Each Option shall be evidenced by a written agreement substantially in the form attached hereto as Exhibit A; provided that each Supplemental Option shall be evidenced by a written agreement substantially in the form attached hereto as Exhibit B.

                                V.  Option Price

          The purchase price for a share of Common Stock issued under each Option granted pursuant to this Plan shall be the fair market value for the Common Stock at the time the Option is granted; provided, however, that the purchase price for each share of Common Stock issued pursuant to each Supplemental Option shall be $16.75 per share. The fair market value of a share of Common Stock on a particular date shall be equal to the mean of the high and low sales prices of the Common Stock (i) reported by the Nasdaq National Market System on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and ask prices of the Common Stock on the most recent date on which the Common Stock was publicly traded. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board of Directors in such manner as it deems appropriate.


                          VI.  Options Nontransferable

          Each Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative; provided, however, that on and after the date the Company elects to have this Plan governed under the amendments to Rule 16b-3 effective on or after May 1, 1991, this Plan shall be deemed to be amended to limit the transferability of Options, including any exceptions thereto, to the same extent provided by Rule 16b-3 as so amended.


                    VII.  Recapitalization or Reorganization

          In the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, an appropriate and proportionate adjustment shall be made in the number of shares of Common Stock for which Options may be granted pursuant to Article III hereof. A corresponding change shall be made to the number and kind of shares, and the exercise price per share, of unexercised Options.


             VIII.  Merger, Consolidation or Dissolution of Company

          Following the merger of one or more corporations into the Company, or any consolidation of the Company and one or more corporations in which the Company is the surviving corporation, the exercise of Options under this Plan shall apply to the shares of the surviving corporation.

          Notwithstanding any other provision of this Plan, all Options under this Plan shall terminate on the dissolution or liquidation of the Company, or on any merger or consolidation in which the Company is not the surviving corporation.

                                 IX.  Term of Plan

          This Plan shall be effective on approval by the outstanding shares or unanimous written consent of the stockholders of the Company in the manner required by Rule 16b-3. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Article VIII or Article X, the Plan shall terminate upon and no further Options shall be granted as of the date that the remaining number of shares of Common Stock which may be issued under the Plan pursuant to Article III is not sufficient to cover the Options required to be granted under Article II.


                     X.  Amendment and Termination of Plan

          The Board in its discretion may terminate this Plan at any time with respect to any shares of Common Stock for which Options have not theretofore been granted. The Board shall have the right to alter or amend this Plan or any part hereof from time to time; provided, that this Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and provided, further, that no change in any Option heretofore granted may be made which would impair the rights of an Optionee without the consent of such Optionee; and provided, further, that Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under this Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of this Plan, change the class of individuals eligible to receive Options under this Plan or extend the term of this Plan, without the approval of the stockholders of the Company.


                         XI. Compliance with Section 16

          It is intended that this Plan and any grant of an Option made to a person subject to Section 16 of the Securities Exchange Ace of 1934, as amended (the "1934 ACT") meet all of the requirements of Rule 16b-3, as currently in effect or as hereinafter modified or amended ("RULE 16B-3"), promulgated under the 1934 Act. If any provision of this Plan or any such Option would disqualify this Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

                                    7TH LEVEL, INC.



                                    By:
                                       -----------------------------
                                        David R. Henkel
                                        Chief Operating Officer

                                                                       EXHIBIT A
                             STOCK OPTION AGREEMENT
                             ----------------------

          THIS STOCK OPTION AGREEMENT (the "Agreement") is made effective as of ______________________, by and between 7th Level, Inc., a Delaware corporation (the "Company"), and ___________________ ("Director").

          To carry out the purposes of the AMENDED AND RESTATED 7TH LEVEL, INC. 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "Plan") by affording Director the opportunity to purchase shares of common stock, par value $.01 per share, of the Company ("Common Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Director hereby agree as follows:

          1.  Grant of Option.  The Company hereby grants Director the right,
              ---------------
privilege, and option (the "Option") to purchase ___________ shares of Common Stock (the "Option Shares") at the purchase price of $_____ per share (the "Option Price"), in the manner and subject to the conditions hereinafter provided. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended.

          2.  Time and Exercise of Option.  Subject to the limitations contained
              ---------------------------
herein, the aforesaid Option may be exercised at any time, and from time to time, in whole or in part, until the termination thereof as provided in Section 4 below.

          3.  Method of Exercise.  The Option shall be exercised by written
              ------------------
notice directed to the Company, at the Company's principal place of business, addressed to the attention of its President, specifying the number of shares of Common Stock purchased and accompanied by payment of the Option Price therefor.

          (a) The Option Shares shall be divided into four (4) equal installments. The first such installment shall accrue, and the Option shall be exercisable with respect to the Option Shares included therein, on the date one year after the grant of the Option, and each succeeding installment shall accrue, and the Option shall be exercisable with respect to the Option Shares included therein, annually thereafter on the anniversary of the grant of the Option.

          (b) The Company shall make immediate delivery of such shares, provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

          (c) The Option may be exercised within the above limitations and subject to the limitations contained within this section, as to any part or all of the shares covered thereby; provided, however, that the Option may not be exercised as to less than 1,000 shares at any one time (or the remaining shares then purchasable under the Option, if less than 1,000 shares).

          4.  Termination of Option.  Except as herein otherwise stated, the
              ---------------------
Option to the extent not heretofore exercised shall terminate upon the first to occur of the following dates:

          (a) If Director's membership on the Board of Directors of the Company (the "Board") terminates for cause or voluntarily by Director (other than by reason of mandatory retirement pursuant to the policy of the Board) not at the request of the Board, this Option may be exercised by Director at any time during the period of three months following such termination, or by Director's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) during a period of one year following Director's death if Director dies during such three-month period, but in each case only as to the number of shares Director was entitled to purchase hereunder upon exercise of this Option as of the date Director's membership on the Board so terminates. For purposes of this Agreement, "cause" shall mean Director's gross negligence or willful misconduct in performance of his duties as a director, or Director's final conviction of a felony or of a misdemeanor involving moral turpitude.

          (b) If Director's membership on the Board terminates by reason of disability, this Option may be exercised in full by Director (or Director's guardian or legal representative or Director's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) at any time during the period of one year following such termination.

          (c) If Director dies while a member of the Board, Director's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director, may exercise this Option in full at any time during the period of one year following the date of Director's death.

          (d) If Director's membership on the Board terminates for any reason other than as described in (a), (b) or (c) above, this Option may be exercised in full by Director at any time during the period of three months following such termination, or by Director's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) during a period of one year following Director's death if Director dies during such three-month period.

This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (A) in cash (including check, bank draft or money order payable to the order of the Company), (B) by delivering to the Company shares of Common Stock having a fair market value equal to the purchase price, or (C) any combination of cash or Common Stock. No fraction of a share of Common Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Director shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Common Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Director, Director (or the person permitted to exercise this Option in the event of Director's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

          5.  Withholding of Tax.  To the extent that the exercise of this
              ------------------
Option or the disposition of shares of Common Stock acquired by exercise of this Option results in compensation income to Director for federal or state income tax purposes, Director shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Common Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Director fails to do so, the Company is authorized to withhold from any cash or Common Stock remuneration then or thereafter payable to Director any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Common Stock distributable to Director upon such exercise.

          6.  Reclassification, Consolidation or Merger.  If all or any portion
              -----------------------------------------
of the Option shall be exercised subsequent to any share dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation occurring after the date hereof, as a result of which shares of any class of the capital stock of the Company shall be issued in respect of the then issued and outstanding Common Stock, or Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of the capital stock of the Company, the person or persons so exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares of the capital stock of the Company which, if Common Stock (as authorized at the date hereof) had been purchased immediately prior to such event at the price per share set forth in Section 1 hereof, such person or persons would be holding at the time of such exercise; provided; however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional shares not issued. No adjustment shall be made in the minimum number of shares which may be purchased at any one time, as fixed by subsection 3(c) hereof.

          7.  Rights Prior to Exercise of Option.  This Option is not
              ----------------------------------
transferable by Director, except in the event of his/her death as provided in Subsection 4(c) above, and during his/her lifetime is exercisable only by him/her. Director shall have no rights as a shareholder with respect to the Option Shares until payment of the Option Price and delivery to him/her of such shares as herein provided.

          8.  Status of Stock.  The Company intends to register for issuance
              ---------------
under the Securities Act of 1933, as amended (the "Act"), the shares of Common Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Common Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use all reasonable efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Director (or the person permitted to exercise this Option in the event of Director's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

          Director agrees that the shares of Common Stock which Director may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Director also agrees (i) that the certificates representing the shares of Common Stock purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Common Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent if any, to stop registration of the transfer of the shares of Common Stock purchased under this Option.

          9.  Modification and Waiver.  Except for the Plan, this Agreement
              -----------------------
constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the party to be charged therewith. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

          10.  Applicable Law and Venue.  This Agreement has been executed by
               ------------------------
the Company at, and shall be deemed to be performable in, Dallas County, Texas. For these and other reasons, the parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

          11.  Jurisdiction.  The parties agree that the courts of the State of
               ------------
Texas, and any courts whose jurisdiction is derivative on the jurisdiction of the courts of the State of Texas, shall have exclusive personal jurisdiction over all parties to this Agreement.

          12.  Headings.  The subject headings of the sections of this Agreement
               --------
are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

          13.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
one or more identical counterparts, each of which for all purposes shall be deemed an original, and all of which shall constitute, collectively, one instrument; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one executed counterpart.

          IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on the dates indicated below, to be effective, however, as of the date first hereinabove written.

                                   7TH LEVEL, INC.



Date:__________________________    By:___________________________________
                                          Name
                                          Title


                                   DIRECTOR


Date:__________________________    By:___________________________________
                                      Printed Name
                                      Address
                                      Social Security Number

                                                                       EXHIBIT B
                             STOCK OPTION AGREEMENT
                             ----------------------

          THIS STOCK OPTION AGREEMENT (the "Agreement") is made effective as of ______________________, by and between 7th Level, Inc., a Delaware corporation (the "Company"), and ___________________ ("Director").

          To carry out the purposes of the AMENDED AND RESTATED 7TH LEVEL, INC. 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "Plan") by affording Director the opportunity to purchase shares of common stock, par value $.01 per share, of the Company ("Common Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Director hereby agree as follows:

          1.  Grant of Option.  The Company hereby grants Director the right,
              ---------------
privilege, and option (the "Option") to purchase 10,000 shares of Common Stock (the "Option Shares") at the purchase price of $_____ per share (the "Option Price"), in the manner and subject to the conditions hereinafter provided. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended.

          2.  Time and Exercise of Option.  Subject to the limitations contained
              ---------------------------
herein, the aforesaid Option may be exercised at any time, and from time to time, in whole or in part, until the termination thereof as provided in Section 4 below.

          3.  Method of Exercise.  The Option shall be exercised by written
              ------------------
notice directed to the Company, at the Company's principal place of business, addressed to the attention of its President, specifying the number of shares of Common Stock purchased and accompanied by payment of the Option Price therefor.

          (a) The Option Shares shall be divided into four (4) equal installments. The Option shall be exercisable with respect to the Option Shares included in the first such installment on the date of grant, and each succeeding installment shall accrue, and the Option shall be exercisable with respect to the Option Shares included therein, annually thereafter on the anniversary of the date on which the Director was initially granted options under the Plan.

          (b) The Company shall make immediate delivery of such shares, provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

          (c) The Option may be exercised within the above limitations and subject to the limitations contained within this section, as to any part or all of the shares covered thereby; provided, however, that the Option may not be exercised as to less than 1,000 shares at any one time (or the remaining shares then purchasable under the Option, if less than 1,000 shares).

          4.  Termination of Option.  Except as herein otherwise stated, the
              ---------------------
Option to the extent not heretofore exercised shall terminate upon the first to occur of the following dates:

          (a) If Director's membership on the Board terminates for cause or voluntarily by Director (other than by reason of mandatory retirement pursuant to the policy of the Board) not at the request of the Board, this Option may be exercised by Director at any time during the period of three months following such termination, or by Director's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) during a period of one year following Director's death if Director dies during such three-month period, but in each case only as to the number of shares Director was entitled to purchase hereunder upon exercise of this Option as of the date Director's membership on the Board so terminates. For purposes of this Agreement, "cause" shall mean Director's gross negligence or willful misconduct in performance of his duties as a director, or Director's final conviction of a felony or of a misdemeanor involving moral turpitude.

          (b) If Director's membership on the Board terminates by reason of disability, this Option may be exercised in full by Director (or Director's guardian or legal representative or Director's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) at any time during the period of one year following such termination.

          (c) If Director dies while a member of the Board, Director's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director, may exercise this Option in full at any time during the period of one year following the date of Director's death.

          (d) If Director's membership on the Board terminates for any reason other than as described in (a), (b) or (c) above, this Option may be exercised in full by Director at any time during the period of three months following such termination, or by Director's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) during a period of one year following Director's death if Director dies during such three-month period.

This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (A) in cash (including check, bank draft or money order payable to the order of the Company), (B) by delivering to the Company shares of Common Stock having a fair market value equal to the purchase price, or (C) any combination of cash or Common Stock. No fraction of a share of Common Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Director shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Common Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Director, Director (or the person permitted to exercise this Option in the event of Director's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

          5.  Withholding of Tax.  To the extent that the exercise of this
              ------------------
Option or the disposition of shares of Common Stock acquired by exercise of this Option results in compensation income to Director for federal or state income tax purposes, Director shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Common Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Director fails to do so, the Company is authorized to withhold from any cash or Common Stock remuneration then or thereafter payable to Director any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Common Stock distributable to Director upon such exercise.

          6.  Reclassification, Consolidation or Merger.  If all or any portion
              -----------------------------------------
of the Option shall be exercised subsequent to any share dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation occurring after the date hereof, as a result of which shares of any class of the capital stock of the Company shall be issued in respect of the then issued and outstanding Common Stock, or Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of the capital stock of the Company, the person or persons so exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares of the capital stock of the Company which, if Common Stock (as authorized at the date hereof) had been purchased immediately prior to such event at the price per share set forth in Section 1 hereof, such person or persons would be holding at the time of such exercise; provided; however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional shares not issued. No adjustment shall be made in the minimum number of shares which may be purchased at any one time, as fixed by subsection 3(c) hereof.

          7.  Rights Prior to Exercise of Option.  This Option is not
              ----------------------------------
transferable by Director, except in the event of his/her death as provided in Subsection 4(c) above, and during his/her lifetime is exercisable only by him/her. Director shall have no rights as a shareholder with respect to the Option Shares until payment of the Option Price and delivery to him/her of such shares as herein provided.

          8.  Status of Stock.  The Company intends to register for issuance
              ---------------
under the Securities Act of 1933, as amended (the "Act"), the shares of Common Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Common Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use all reasonable efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Director (or the person permitted to exercise this Option in the event of Director's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

          Director agrees that the shares of Common Stock which Director may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Director also agrees (i) that the certificates representing the shares of Common Stock purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Common Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent if any, to stop registration of the transfer of the shares of Common Stock purchased under this Option.

          9.  Modification and Waiver.  Except for the Plan, this Agreement
              -----------------------
constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the party to be charged therewith. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

          10.  Applicable Law and Venue.  This Agreement has been executed by
               ------------------------
the Company at, and shall be deemed to be performable in, Dallas County, Texas. For these and other reasons, the parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

          11.  Jurisdiction.  The parties agree that the courts of the State of
               ------------
Texas, and any courts whose jurisdiction is derivative on the jurisdiction of the courts of the State of Texas, shall have exclusive personal jurisdiction over all parties to this Agreement.

          12.  Headings.  The subject headings of the sections of this Agreement
               --------
are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

          13.  Counterparts.  This Agreement may be executed simultaneously in
               ------------
one or more identical counterparts, each of which for all purposes shall be deemed an original, and all of which shall constitute, collectively, one instrument; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one executed counterpart.

          IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on the dates indicated below, to be effective, however, as of the date first hereinabove written.

                                   7TH LEVEL, INC.



Date:__________________________    By:___________________________________
                                      Name
                                      Title


                                   DIRECTOR


Date:__________________________    By:___________________________________
                                      Printed Name
                                      Address
                                      Social Security Number